UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
 The Securities Exchange Act of 1934
August 2, 2016
 Date of Report (Date of earliest event reported)
REPUBLIC FIRST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007	23-2486815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

50 South 16th Street, Philadelphia, Pennsylvania		19102
(Address of principal executive offices)		(Zip Code)

(215) 735-4422 Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01                          Regulation FD Disclosure.

On August 2, 2016, Republic First Bancorp, Inc. (the "Company") offered a presentation at the Keefe, Bruyette & Woods Annual Community Bank Investor Conference in New York City. The slide presentation for the event is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The information in this Item 7.01 and Exhibit 99.1 is intended to be furnished under Item 7.01and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Act, except as expressly set forth by specific reference in such filing.

Item 9.01                          Financial Statements and Exhibits.

(d)            Exhibits:

99.1	Slide presentation of Republic First Bancorp, Inc. at the Keefe, Bruyette & Woods Annual Community Bank Investor Conference on August 2, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC FIRST BANCORP, INC.

Dated: August 8, 2016
	By:	/s/ Frank A. Cavallaro
Frank A. Cavallaro
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide presentation of Republic First Bancorp, Inc. at the Keefe, Bruyette & Woods Annual Community Bank Investor Conference on August 2, 2016.